UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2009
Nissan Auto Receivables Corporation II
(Depositor)
Nissan Auto Receivables 2009-1 Owner Trust
(Issuing Entity)

(Exact name of Registrant as Specified in its Charter)

Delaware	333-138931-05	36-7511330

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

ONE NISSAN WAY
ROOM 5-124
FRANKLIN, TENNESSEE	37201-1800

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.
     On February 27, 2009, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of February 27, 2009 (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On February 27, 2009, Nissan Auto Receivables 2009-1 Owner Trust (the “Issuing Entity”), a Delaware statutory trust established by a Trust Agreement dated as of February 18, 2009, as amended and restated by an Amended and Restated Trust Agreement dated as of February 27, 2009 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of February 27, 2009 (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Issuing Entity. Also on February 27, 2009, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of February 27, 2009 (the “Indenture”), by and between the Issuing Entity, as issuer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2 and Class A-3 (collectively, the “Notes”). Also on February 27, 2009, the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of February 27, 2009 (the “Yield Supplement Agreement”), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on February, 2009, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of February 27, 2009 (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,072,600,000 were sold to Barclays Capital Inc. (“Barclays”) pursuant to an Underwriting Agreement, dated as of February 19, 2009, by and among NARC II, NMAC and Barclays. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-138931).
     Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
        The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of February 27, 2009, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of February 27, 2009, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of February 27, 2009, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of February 27, 2009, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 4.5	Administration Agreement, dated as of February 27, 2009, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of February 27, 2009, by and among the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2009-1 OWNER TRUST
By:	Nissan Auto Receivables Corporation II

	By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer

Date: March 3, 2009

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of February 27, 2009, by and among the Issuing Entity, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of February 27, 2009, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of February 27, 2009, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of February 27, 2009, by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee.

Exhibit 4.5	Administration Agreement, dated as of February 27, 2009, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of February 27, 2009, by and among the Issuing Entity, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.